Exhibit 32

RESERVENET, INC.
CERTIFICATION PURSUANT TO SARBANES-OXLEY SECTION 1350,

In connection with the Annual Report of ReserveNet, Incorporated (the "Company") on Form 10-KSB for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Daniel Regidor, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 7, 2004
       ---------------

/s/ Daniel Regidor
------------------------------------------
Daniel Regidor
President, Chief Executive Officer, Chief Financial Officer, and Secretary